NORTHEAST
                                    INVESTORS
                                      TRUST
                              A NO LOAD INCOME FUND
                                   Prospectus
                                February 1, 2006

                            NORTHEAST INVESTORS TRUST
                               150 Federal Street
                           Boston, Massachusetts 02110
                                 (800) 225-6704
                           www.northeastinvestors.com
                          SHARES OF BENEFICIAL INTEREST
                                   PROSPECTUS
                                February 1, 2006

This prospectus explains the investment objective, policies, strategies and risks associated with the fund. Please read it carefully before you invest. We suggest that you keep this prospectus for future reference.

Like securities of all mutual funds, neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
TABLE OF CONTENTS
FUND PROFILE                                                    2
Objectives                                                      2
Principal Strategies                                            2
Principal Risks                                                 3
Suitability                                                     4
Performance                                                     5
FEES AND EXPENSES                                               6
FUND MANAGEMENT                                                 6
EXPENSES                                                        7
SALES WITHOUT "SALES CHARGE"                                    7
SHAREHOLDER INFORMATION                                         8
General Information                                             8
Account Registrations                                           9
Buying Shares                                                   10
Selling Shares                                                  13
Exchanging Shares                                               14
Dividends and Distributions                                     15
Tax Consequences                                                15
Trust Policies                                                  16
FINANCIAL HIGHLIGHTS                                            17
DESCRIPTION OF S&P CORPORATE BOND RATINGS                       19
APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES               20
ADDITIONAL INFORMATION                                          21

Fund Profile
Objectives
The Trust's primary objective is the production of income. Capital appreciation is also an objective of the Trust, but its achievement must be compatible with the primary objective.

Principal Strategies
The Trustees invest primarily in marketable securities of established companies which the Trustees believe provide reasonable income and which, where consistent with this objective, may have potential for capital appreciation. This would include bonds which may be purchased at a discount or premium, preferred stocks, common stocks paying dividends, securities convertible into common stocks and securities with warrants attached. The proportion of the Trust's assets invested in each type of security will vary from time to time depending on market and economic conditions. The Trust emphasizes fixed income securities and more than 80% of its assets have been held in bonds or other debt securities. The Trust does not impose any particular rating standards or maturity guidelines which must be applied in making investment decisions. High-yield fixed income securities are typically issued with maturities of less than ten years and the Trust's holdings are generally within this range.

The Trust's portfolio emphasizes debt securities which are rated as lower than investment grade by either of the two principal rating services or unrated securities having similar characteristics (sometimes referred to as "junk bonds"). The Trustees have usually relied upon their own credit analysis in making decisions concerning the Trust's portfolio. For equity investments the Trustees consider their potential for appreciation based upon growth and value analysis.

From time to time the Trust will make use of borrowed funds in order to raise additional funds for investment or to avoid liquidating securities for cash needs such as redemptions. Leverage is limited to one quarter of the Trust's total assets. Leverage may be increased temporarily up to a maximum of 30% for extraordinary or emergency purposes. The amount of leverage outstanding at any one time cannot be determined in advance. The Trustees may vary the amount of borrowings from time to time within the authorized limits, including having no borrowings at all.

In response to adverse market or economic conditions the Trust may invest for relatively short periods of time in short-term, highly liquid securities with maturities of 180 days or less. These securities may include commercial paper or securities issued or guaranteed by the U.S. Government. This would be likely to happen when the Trustees believe that liquidity is highly desirable in response to adverse market or economic conditions and that therefore the Trust should adopta temporary defensive policy. When so invested the Trust may not achieve its investment objectives.

Principal Risks
Risks of Lower Rated Debt Securities. Lower rated debt securities (sometimes referred to as "junk bonds") may be subject to increased market volatility and can present an increased risk of investment loss. These risks include:

) The creditworthiness of an issuer affecting its ability to make current interest payments on debt;
) Potential for loss of principal of debt securities if an issuer goes into default or bankruptcy;
) Liquidity/Marketability of investments; i.e. potential difficulty in disposing of securities under adverse market conditions;
) The prices of lower rated debt securities are sometimes more sensitive to changes in economic conditions.

Lower rated securities are subject to greater sensitivity to these risks than higher rated securities. Bonds which are rated as less than investment grade may be more susceptible than higher rated securities to real or perceived adverse economic conditions, such as a projected recession, which may cause a lessening of confidence in the ability of highly leveraged issuers to service outstanding debt.

You should consider the relative risk of investing in these types of securities, which are generally not meant for short-term investments.

Equity Risk. To the extent the Trust invests in equity securities, it runs the risk that deterioration in general market conditions or adverse changes in an issuer's revenues or profitability can result in loss.

Financial Markets Risk. Movements in financial markets, both domestic and foreign, may adversely affect the price of the Trust's investments, irrespective of the performance of the companies in which the Trust invests. The market as a whole may not favor the types of investments the Trust makes.

Foreign Investing Risk. Foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Income Risk. There is the chance that falling interest rates will cause the Trust's income to decline and investors should expect the Trust's quarterly income to fluctuate. Interest Rate Risk. In addition to credit risk, the value of some fixed income investments such as bonds tends to fall as interest rates rise. Longer-term debt securities are more sensitive to changes in interest rates than those with shorter maturities.

Leverage. Borrowed funds can cause net asset value to decrease faster in a falling market. If, for example, the Trust makes a $1,000 investment for which it had borrowed $200 (20%) of the purchase price and the investment lost 20% of its value, to $800, the Trust would have a loss of $200 on an $800 investment, or 25% of the amount invested and be obligated to repay the borrowed $200 with interest. Leverage can, therefore, involve additional risk.

Manager Risk. There is the chance that poor security selection will cause the Trust to underperform other funds with similar investment objectives.

Prepayment Risk. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.

Suitability
The Trust may be appropriate for investors who seek one or more of the following:

        production of income over the long-term;

        a fund emphasizing fixed income investments in companies issuing higher yielding, lower rated securities.

You should also consider the following:

        an investment in the Trust involves risk and should be part of a balanced investment program;

        the Trust is generally for investors with longer-term investment horizons, and should not be used for short term trading purposes;

        there is a risk that you could lose money by investing in the Trust, and there is no assurance that it will achieve its investment objectives;

        Trust shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government entity or the FDIC.

Performance
The following performance related information provides some indication of the risks of investing in the Trust. The bar chart shows how the Trust's performance (including operating expenses) varied from one calendar year to another over the past ten years. The table shows the average annual returns (including operating expenses) compared with those of a relevant market index over set periods of time. The table also presents the impact of taxes on the Trust's returns. To calculate these figures, we used the highest individual federal marginal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes. Return after taxes on distributions and sale of Trust shares may be higher than other returns for the same period due to the tax benefit of realizing a capital loss on the sale of Trust shares. Actual after-tax returns depend on the individual investor's tax situation and may differ from those shown.

Please note that if you own the Trust in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this after-tax information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Keep in mind that past performance - whether before taxes or after taxes - does not guarantee future results.

The Trust may experience short-term swings of performance as indicated by the best and worst calendar quarter returns below.

The following bar chart shows the Trust's annual total return for each of the ten years ended December 31, 2005:

[chart omitted]

Best quarter: 1st quarter 2001, up 6.12%
Worst quarter: 3rd quarter 1998, down -10.45%


                          Average Annual Total Return
                        Periods Ended December 31, 2005
                                                1 Year                  5 Years                         10 Years
Northeast Investors Trust
Return before taxes                             2.23%                   6.94%                           6.38%
Return after taxes on distributions            -0.61%                   3.61%                           2.71%
Return after taxes on distributions and sale of
Fund Shares                                     1.42%                   3.86%                           3.14%
Merrill Lynch High Yield Master II Index1       2.74%                   8.39%                           6.56%

1The Merrill Lynch High Yield Master II Index is an unmanaged market value-weighted index comprised of over 1,800 domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. It is shown for comparative purposes only and reflects no deductions for fees, expenses or taxes.


FEES AND EXPENSES
These tables describe the fees and expenses that you may pay if you buy and hold shares of the Trust.

                                Shareholder                                                     Fees Annual Trust
                                (Fees Paid Directly From                                        Operating Expenses
                                Your Investment)                                                (Expenses That Are Deducted
                                                                                                From Fund Assets)
                Maximum Sales Charge
                (Load) Imposed on                                                             Trustees' Fees             0.50%
                Purchases                       None                                          Distribution (12b-1 Fees)  None
                Maximum Deferred Sales                                                        Other Expenses             0.23%
                Charge (Load)                   None                                          Including:
                Maximum Sales Charge                                                            Interest Expense         0.10%
                (Load) Imposed on                                                               Operating Expense        0.13%
                Reinvested Dividends            None                                          Total Annual Trust Operating
                Redemption Fee                  None                                          Expenses                   0.73%

Example
This example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Trust for the time periods indicated and redeem at the end of the period. The example also assumes that your investment has a 5% return each year, including reinvested dividends and distributions, and that the Trust's operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

        1 year          3 years         5 years         10 years
          $75             $233            $406            $906

The above figures include interest expense, which can fluctuate significantly from year to year. Without interest expense these figures would be:
1 year - $64, 3 years - $202, 5 years - $351, and 10 years - $786.

FUND MANAGEMENT
The Trustees principally responsible for the day-to-day management of the Trust's portfolio are Ernest E. Monrad and Bruce H. Monrad. Ernest E. Monrad has served as a Trustee of the Trust since 1960 and served as its Chairman from 1969 to 2000. Bruce H. Monrad has been associated with the Trust since July, 1989 as co-portfolio manager and was appointed a Trustee in May, 1993 and Chairman in May, 2000. Further information relating to the compensation, share ownership and portfolio management responsibilities of the portfolio managers may be found in the Statement of Additional Information.

From time to time a Trustee or an employee of Northeast Investors Trust may express views regarding a particular company, security, industry or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Trust or any other person in the Northeast Investors organization. Any such views are subject to change at any time based upon market or other conditions and Northeast Investors disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for Northeast Investors Trust are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Trust.

Northeast Investors Trust personnel may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust pursuant to a Code of Ethics that establishes procedures for personal investing and restricts certain transactions.

EXPENSES
Under the Declaration of Trust, the Trustees receive an annual fee equal to 1/2 of 1% of the principal of the Trust. The principal of the Trust for this purpose is taken as a total of the market value of the portfolio and other assets less all liabilities, except accrued Trustees' fees. Other than the fee to the Trustees, the Trust pays no compensation to any person other than in the ordinary course of business. There are other expenses of the Trust which are paid by it directly. These include expenses such as taxes, custodian's fees and expenses, legal and auditing fees and expenses, bookkeeping expenses, and the expense of qualifying shares for sale under federal and state laws. The Trust also acts as its own transfer agent and, as such, carries out all functions relating to the maintenance of its shareholder accounts, subscriptions, transfers and redemptions of shares, and mailings to shareholders. It pays the expenses relating thereto, including the compensation of persons performing these functions and data processing expenses.

SALES WITHOUT "SALES CHARGE"
The Trust offers investors an opportunity to share in the benefits of a mutual fund without requiring that they pay a sales commission or distribution expense. It has no "sales charge", "load charge" or "12b-1 fee". The purchase of shares of numerous other mutual funds requires the investor to pay amounts for a selling commission and related expenses. This reduces the net amount invested which these funds actually receive.


SHAREHOLDER INFORMATION
General Information
For account, product and service information, please use the following website, telephone number or address:

        For information over the Internet including on-line access to your account visit the Trust's website at www.northeastinvestors.com;

        For information over the telephone use 1-800-225-6704;

        For information by mail use
                Northeast Investors Trust
                150 Federal Street
                Boston, MA 02110-1745

Backup withholding - By law Northeast Investors Trust must withhold 28% of any taxable distributions or redemptions from your account if you do not:

        Provide us with your correct taxpayer identification number;

        Certify that the taxpayer identification is correct; and

        Confirm that you are not subject to backup withholding.

Similarly, Northeast Investors Trust must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors - Northeast Investors Trust is not sold outside the United States, except under limited circumstances to certain qualifying investors at the discretion of the Trust. Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in the Trust.

Invalid addresses - If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Northeast Investors Trust will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences - This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about the Trust's tax consequences for you.

Account Registrations
Some of the different ways to register your account with the Trust are listed below. For certain accounts, beneficiary designation forms and agreements are available permitting the designated beneficiary(ies) to own the account after the death of the original owner(s) without probate or similar legal steps. These materials are available from the Trust.

Individual or Joint Tenant
For your general investment needs

Transfer on Death (TOD)/ Pay on Death (POD)
Beneficiary designation on account (special application required)

Retirement
For tax-advantaged retirement savings

        Traditional Individual Retirement Accounts (IRAs)

        Roth IRAs

        Roth Conversion IRAs

        Rollover IRAs

        Coverdell Education Savings Plan (formerly Educational IRAs)

        Simplified Employee Pension Plans (SEP-IRAs)

Gifts or Transfers to a Minor (UGMA, UTMA)
To invest for a child's education or other future needs

Trust
For money being invested by a trust

Business or Organization
For investment needs of corporations, associations, partnerships or other groups

Buying Shares
Your initial investment must be accompanied by a completed application. The form is included along with this Prospectus or one can be obtained from our website. You may purchase shares of the Trust at the per share net asset value ("NAV") next determined after the Trust or an authorized broker or agent receives a purchase order. There is no sales charge or commission. The Trust computes net asset value per share by dividing the market value of all securities plus other assets, less liabilities, by the total number of shares outstanding. NAV is determined as of the close of the New York Stock Exchange on each day when it is open, based upon market quotations for the Trust's portfolio securities which are furnished by independent pricing vendors or by recognized dealers in such securities. When pricing service or reliable market quotations for certain securities are not readily available, such securities are priced at their fair value as determined in good faith under consistently applied procedures approved by the Board of Trustees. Methodologies used to fair value securities may include, but are not limited to, the analysis of current debt to cash flow, information of any recent sales, and the nature of the existing market for securities with characteristics similar to such obligations. The Trust may use fair value pricing for foreign securities if a material event occurs that may effect the price of a security after the close of the foreign market or exchange (or on days the foreign market is closed) but before the Trust prices its portfolio, generally at 4:00 p.m. ET. Fair value pricing may also be used for securities acquired as a result of corporate restructurings or reorganizations as reliable market quotations for such issues may not be readily available. Brokers or dealers may accept purchase and sale orders for shares of the Trust and may impose a transaction charge for this service. Any investor may, however, purchase or redeem shares without such additional charge by dealing directly with the Trust.

Short-term or excessive trading into and out of the Trust may harm performance by disrupting portfolio management strategies and by increasing expenses. Excessive trading can increase costs as it may cause the Trust to utilize lines of credit or initiate portfolio transactions during unfavorable periods in markets in which the Trust trades. Excessive trading can also cause the Trust to maintain higher cash balances than it otherwise would, which may lower the Trust's performance in times of rising markets. The costs incurred from short-term traders are borne by all investors. While the Trust cannot assure that it can detect and prevent all excessive and short-term trading, especially as it relates to the activity occurring in omnibus accounts maintained with Intermediaries where the Trust does not receive the underlying individual trading activity, the Trust's Board of Trustees has adopted policies and procedures designed to identify such short-term trading activity. The Trust reserves the right, but does not have the obligation, to reject any purchase request, including exchanges, that it regards as potentially disruptive to efficient portfolio management. Depending on the availability of transaction information, purchase and sale transactions of Trust shares are monitored daily. Whenever such monitoring discloses that a shareholder has made purchases and sales of Trust shares within a three-month period, further reviews are made to determine if the trading activity was excessive and whether the effect upon the Trust could be harmful. If it is determined that there could be such an effect, the shareholder will be notified that further purchases, including exchanges, of shares of the Trust will not be accepted. The Trust may reply to inquiries concerning its policies, but does not enter into arrangements with any person to permit frequent purchases and redemptions of Trust shares. The Trust does not consider transactions from automatic purchase or redemption plans in this category.

How to buy shares

By Check

        Mail your check and a completed account registration form to Northeast. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last statement. Make your check payable to:
        Northeast Investors Trust, and mail to 150 Federal Street, Boston, MA, 02110-1745.

By Telephone
        You may make purchases to your already existing account via the telephone. The trade will be processed on the same day if received prior to the close of the New York Stock Exchange. A trade confirmation is generated and mailed the following day. Your payment must be received within 14 days of the transaction.

By Exchange Purchase
        You can purchase shares with the proceeds of an exchange from the Northeast Investors Growth Fund. The Trust accepts exchange orders in writing, by fax, or by telephone.

        NOTE: If you place an order to purchase shares and your payment is not received within 14 calendar days, your transaction will be canceled and you will be prohibited from placing orders in the future unless such orders are accompanied with payment. You may also be responsible for any losses or fees the Trust may have incurred as a result. Telephone purchases may dilute the future appreciation of the net asset value if payment is not made promptly.

Your purchase price
You buy shares at the next determined NAV after Northeast Investors Trust receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as trade date.

        When you place an order to buy shares, note the following:

        The minimum initial investment in the Trust for each account is $1,000 ($500 for IRAs) (minimums may not be applicable to omnibus accounts maintained by intermediaries);

        Checks must be drawn on U.S. banks and must be in U.S. dollars. Third party checks are not acceptable;

        The Trust does not accept cash, money orders, starter checks or post dated checks for payment of share purchases;

        There is no minimum for subsequent investment either by mail, telephone or exchange;

        There is a $50,000 maximum for telephone purchases for individual investors. Net account payables resulting from telephone purchases outstanding at any one time cannot exceed this limit. This limit may not pertain to institutional accounts;

        No cancellations. Northeast will not cancel any transaction at the request of an investor once it has been processed;

        Future purchases. Northeast reserves the right to stop selling shares at any time, or reject specific purchase requests, including purchases by exchange;

        The Trust may reject initial investments if certain required information is not supplied on the new account application;

        Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies withheld.

You may participate in an automatic investment plan by completing the appropriate section of the application. Under the Trust's automatic investment plan, regularly scheduled purchases (minimum $50) will be funded from your bank checking or savings account.

No specific election is required on the application to obtain telephone exchange or purchase privileges. The Trust will employ reasonable procedures, including requiring personal identification, prior to acting on telephone instructions to confirm that such instructions are genuine. If the Trust does not follow such procedures it may be liable for losses due to unauthorized or fraudulent instructions. Otherwise it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine.

Selling Shares
You are entitled to redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Trust. Within seven days after the receipt of such a request in "good order" as described below, a check will be sent to you in an amount equal to the NAV of the redeemed shares. This will be the NAV next determined at the close of the New York Stock Exchange after the redemption request has been received. The Trust does not wire redemption proceeds to individual shareholders. You will not receive interest on amounts represented by uncashed redemption checks.

A redemption request will be considered to be in "good order" if it meets the following requirements:

        The request is in writing, indicates the number of shares or dollars to be redeemed and identifies your account. The letter must be signed by all registered owners. The letter can be mailed or can be faxed to
        (617) 742-5666 or (617) 523-5412 before the close of the NYSE;

        The request includes any certificates issued representing the shares, endorsed for transfer (or accompanied by a stock power in customary form) exactly as the shares are registered;

        For redemptions in excess of $5,000, your signature has been guaranteed by a U.S. bank or trust company, member of a national securities exchange or other eligible guarantor institution. Mere witnessing of a signature is not sufficient; a specific signature guarantee must be made with respect to all signatures. Signature guarantees are designed to protect you and the Trust from fraudulent activity. A notary public is not an acceptable guarantor;

        In the case of corporations, executors, administrators, trustees or other organizations you must enclose evidence of authority to sell (i.e. a corporate resolution);

        If shares to be redeemed represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        Redemptions checks will only be made payable to the registered shareholder(s);

        A signature guarantee as described above is required on all redemptions when the check is mailed to an address other than the address of record or if an address change occurred in the past 30 days;

        Telephone redemptions will not be made;

        Telephone instructions from the registered owner to exchange shares of the Trust for shares of Northeast Investors Growth Fund will be accepted;

        The Trust reserves the right not to process redemption requests from shareholders who request redemptions of less than $5,000 without a signature guarantee on consecutive days;

        Under the applicable anti-money laundering regulations and other federal regulations, redemption orders may be suspended, restricted or canceled and the monies withheld.

The Trust reserves the right to deliver assets in whole or in part in kind in lieu of cash. The Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Fund during any 90 day period for any one shareholder. Shareholders receiving redemptions in kind will incur brokerage costs in converting securities received to cash.

If you are an investor in a tax-advantaged retirement plan you should consider specific taxpayer restrictions, penalties and procedures that may be associated with redemptions from your retirement plan in order to qualify under the provisions of the Internal Revenue Code. The Trust assumes no responsibility for determining whether any specific redemption satisfies the conditions of federal tax laws. That determination is your responsibility. Penalties, if any, apply to withdrawals from the plan, not to redemptions from the Trust, and are governed by federal tax law alone.

Exchanging Shares
An exchange involves the redemption of all or a portion of the shares of one fund and the purchase of shares of another fund.
As a shareholder, you have the privilege of exchanging shares of the Trust for shares of Northeast Investors Growth Fund without any charge.

However, you should note the following policies and restrictions governing exchanges:

        You may exchange only between accounts that are registered in the same name, address, and taxpayer identification number or social security number;

        Before exchanging into a fund, read its prospectus;

        Exchanges may have tax consequences for you;

        If shares to be exchanged represent an investment made by check, the Trust reserves the right to delay payment until the check has been cleared up to a maximum of 10 days;

        Each fund may temporarily or permanently terminate the exchange privilege of any investor who makes excessive exchanges out of the fund per calendar year;

        Each fund may refuse exchange purchases by any group if, in management's judgment, the fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected;

        If you are exchanging between accounts that are not registered in the same name, address, and taxpayer identification number (TIN), there may be additional requirements;

        Under applicable anti-money laundering regulations and other federal regulations, exchange orders may be suspended, restricted or canceled and the monies withheld.

The funds may terminate or modify the exchange privileges in the future.

Dividends and Distributions
The Trust has paid dividends in each quarter since its organization. The Trust earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. These payments are generally made around the end of February, May, August and November. The
Trust also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions. Such distributions, if any, would occur between October 31 and December 31. Since 1969, the Trust has made only one such distribution, in 1999.

When you open an account, specify on your application how you want to receive your distributions. The following options are available for the Trust's distributions:

        (1) Reinvestment Option. Your dividends and capital gains distributions will be automatically invested in additional shares of the Trust. If you do not indicate a choice on your application, you will be assigned this option;

        (2) Cash/Reinvest Option. Your dividends will be paid in cash. Your capital gains distributions will be automatically reinvested in additional shares of the Trust;

        (3) Cash Option. Your dividends and capital gains distributions will be paid in cash.

        Note: For quicker access to your cash distributions the Trust recommends direct deposit for shareholders electing Option 2 or 3.

If you elect to receive the distributions paid in cash by check and your checks are not cashed for a period of six months, your distribution option may be converted to the Reinvestment Option. You will not receive interest on amounts represented by uncashed distribution checks.

Tax Consequences
As with any investment, your investment in the Trust could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

Taxes on Distributions. Distributions you receive from the Trust are subject to federal income tax, and may also be subject to state or local taxes.
For federal tax purposes, the Trust's dividends made from income and distributions of short-term capital gains are taxable to you as ordinary income. The Trust's distributions of long-term capital gains are taxable to you generally as capital gains.

If you buy shares when the Trust has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the Trust will normally be taxable to you when you receive them, regardless of your distribution option.

Taxes on transactions. Your redemptions, including exchanges, may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the Trust is the difference between the cost of your shares and price you receive when you sell them. Reinvested distributions add to the cost basis of your investment.

Trust Policies

The Trust will make available the following statements and reports:

        Confirmation of each purchase and sale;*

        Confirmation of your dividend/capital gains payments;*

        Financial reports (every six months);*

        Prospectus;*

        Year-end statement.

* These reports may be transmitted via the internet. Please visit www.northeastinvestors.com for information on how to register for e-Delivery of confirmations and financial statements.

When you sign your account application, you will be asked to certify that your social security or taxpayer identification number is correct, that you are a U.S. person (including a U.S. resident alien) and that you are not subject to 28% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the Trust to withhold 28% of your taxable distributions and redemptions.

FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand the Trust's financial performance for the past 10 years. Certain information reflects financial results for a single Trust share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Trust (assuming reinvestment of all dividends and distributions).

The information for the fiscal years ended September 30, 2004 and 2005 has been audited by Ernst and Young LLP, independent registered public accounting firm, whose report on the financial statements and financial highlights for the year ended September 30, 2005 is included in the Statement of Additional Information, which is available upon request and without charge. Prior years were audited by other auditors.

Per Share Data
                                                                                Year ended September 30,
                         2005    2004    2003    2002#   2001    2000    1999    1998    1997    1996
Net Asset Value:
Beginning of Period     $7.59   $7.19   $7.05   $7.42   $9.08   $10.08 $10.42   $11.79  $10.90  $10.33
Income From
Investment
Operations:
Net investment
income                   0.51    0.59    0.56    0.65    0.92    1.02    1.05     1.01    0.98    0.98
Net realized and
unrealized gain
(loss) on
investment               0.02    0.44    0.14   (0.35)  (1.61)  (0.90)  (0.23)   (1.42)   0.91    0.58
Total from investment   -----   -----   -----   -----   -----   -----   ------  -------   ----  -------
operations               0.53    1.03    0.70    0.30   (0.69)   0.12    0.82    (0.41)   1.89    1.56
Less Distributions:
Net investment
income                  (0.54)  (0.63)  (0.56)  (0.67)  (0.97)  (1.12)  (0.98)   (0.96)  (1.00)  (0.99)
Capital Gain                                                            (0.18)
Net Asset Value:
End of Period           $7.58   $7.59   $7.19   $7.05    $7.42   $9.08  $10.08   $10.42  $11.79  $10.90
                        =====   =====   =====   =====   ======  ======  ======   ======  ======  ======
Total Return            7.11%   14.90%  10.43%  4.00%   (8.18)%  1.29%   7.99%   (4.13)%  18.16% 15.98%

FINANCIAL HIGHLIGHTS Continued
Ratios & Supplemental Data
Year ended September 30,
                        2005    2004      2003       2002#      2001       2000    1999      1998      1997       1996
Net assets end of
period (in
millions)             $1,347.3 $1,875.9 $1,794.7   $1,471.5  $1,172.1   $1,430.6 $2,059.1  $2,046.7  $2,074.2  $1,200.5
Ratio of operating
expenses to
average net
assets*                 0.73%   0.67%    0.65%       0.70%     0.86%      1.22%   0.73%      0.70%    0.65%       0.69%
Ratio of interest
expense to
average net assets      0.10%   0.03%    0.00%        .00%      .21%       .61%    .12%       .09%     .01%        .03%
Ratio of net
investment income
to average net
assets                  6.62%   7.92%    7.97%       8.61%     11.10%    10.84%   9.99%      8.73%     8.65%      9.41%
Portfolio turnover
rate                     45%     40%      13%         18%       22%        4%      27%        64%       33%        32%
*Includes Interest Expense when applicable
Per Share Data calculated using the Average Share Method
#As required, effective October 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended September 30, 2002 was to decrease net investment income per share by
$0.01, increase net realized and unrealized gain/loss by $0.01 and decrease the ratio of net investment income to average net assets from 8.75% to 8.61%. Per share data and ratios for periods prior to September 30, 2002 have not been restated to reflect this change in presentation.


DESCRIPTION OF S&P CORPORATE BOND RATINGS
Set forth below is description of the rating categories. The ratings of S&P represent their opinion as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

AAA Highest quality. Ability to pay interest and principal very strong.

AA High quality. Ability to pay interest and principal strong.

A Medium to high quality. Ability to pay interest and principal, but more susceptible to changes in circumstances and the economy.

BBB Medium quality. Adequate ability to pay, but highly susceptible to adverse circumstances.

BB Speculative. Less near-term likelihood of default relative to other speculative issues.

B Current capacity to pay interest and principal, but highly susceptible to changes in circumstances.

CCC Likely to default, where payment of interest and principal is dependent on favorable circumstances.

CC Debt subordinate to senior debt rated CCC.

C Debt subordinate to senior debt rated CCC-

D Currently in default, where interest or principal has not been made as promised.

APPENDIX - COMPOSITION OF FIXED INCOME SECURITIES
The table below re.ects the composition by quality rating of the fixxed income securities held in the investment portfolio of the Trust on a month-end weighted average basis for the fiscal year ended December 31, 2005. It gives the percentage of total assets represented by fixed income securities rated by Standard & Poor's Corporation ("S&P") and by unrated fixed income securities. The allocations in the table are not necessarily representative of the composition of the Trust's portfolio at other times.

S&P Rating                                              Fixed Income
Category                                                Composition
Unrated                                                 10.0%
AAA                                                      -
AA                                                       -
A                                                        0.4%
BBB                                                      1.7%
BB                                                      22.0%
B                                                       51.2%
CCC                                                     12.8%
CC, C, D                                                 1.9%

ADDITIONAL INFORMATION
You can find additional information about the Trust in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI contains more detailed information about the Trust and its investment limitations and policies. A current SAI has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus (the SAI is legally part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS. Additional information about the Trust's investments is available in the Trust's Annual and Semiannual reports to shareholders. In the Annual Report, you will find a discussion of the market conditions and investment strategy that significantly affected the Trust's performance during its last fiscal year.

QUARTERLY FUND HOLDINGS. The Trust has adopted policies and procedures relating to disclosure of the Trust's portfolio holdings, a full description of which is available in the SAI. The portfolio holdings are included in the Trust's Annual and Semiannual reports to shareholders. The portfolio holdings for the first and third quarters of the fiscal year are filed with the Securities and Exchange Commission ("SEC") and may be accessed on our website or the SEC's website free of charge.

You may obtain a free copy of the Trust's current Annual/Semiannual report or SAI or make any other shareholder inquiry by writing or calling the Trust at:

                           Northeast Investors Trust
                               150 Federal Street
                             Boston, MA 02110-1745
                                 (800) 225-6704
                           www.northeastinvestors.com

You can also review and copy information about the Trust at the SEC's Public Reference Room in Washington, D.C. You can call the SEC at 1-202-942-8090 for information about the operation of the Public Reference Room. Reports and other information about the Trust are available on the SEC's internet site at http://www.sec.gov and copies may be obtained for a duplicating fee by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Center of the Securities and Exchange Commission, Washington, D.C. 20549-0102.
The Trust's reference number as a registrant under the Investment Company
Act of 1940 is 811-576.